UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2018

INTELLIGENT HIGHWAY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55154	30-0680119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

9516 Rossport Way

Elk Grove, CA 95624

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (720) 460-1390

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Events

As more detailed in the below section, Background, the Registrant previously disclosed the acquisition of Crescent, and related litigation with a lender, TCA.

The litigation with TCA regarding Crescent continues in court, with the Registrant as the Plaintiff, in South Florida. Unfortunately, TCA has not filed an Answer to the claims as of this date, and it is believed TCA continues to assert that it owns and or controls Crescent and or assets of Crescent.

The records of Crescent, otherwise needed for such things as completing financial statements, completing audits, among other things, remain in limbo given the lack of settlement with TCA and lack of court order to the contrary. The Registrant believes it owns and controls Cresent but in light of litigation and lack of cooperation from TCA on related issues, the Registrant ability to complete financial statement audits and consolidations for accounting purposes is stymied.

Thus the Registrant, especially as it relates to accounting, believes it can't consolidate Crescent and thus to that extent states same, without waiving it rights and claims to Crescent ownership and control pending review in front of the Court. Thus on November 1, 2018 management determined, upon advice of professionals, that it will not consolidate Crescent though it does not waive rights and claims to Crescent.

Background

On March 13, 2017, the Registrant, Intelligent Highway Solutions, Inc., (IHSI) confirmed the partial completion of a closing involving a certain acquisition and certain related credit facilities, such closing referenced by the parties as the Intelligent Highway Solutions, Inc. - Crescent Construction Company Inc. Purchase (the “Transaction”).

In summary, a company acquired ownership of the acquisition, and also provided the Registrant rights to take control of the ownership of the acquired company, and another company agreed to fund the acquisition and certain working capital, to allow the completion of the overall Transaction.

Reference is made to the Registrant’s Form 8-K filed in March, 2017, concerning the March 21, 2017 event of the acquisition. Reference is also made to the Amendment filing on or about March 12, 2018, where the Registrant determined, upon advice of advisors and in light of comments supplied the Registrant in communications with the SEC, to file an amendment.

Such prior Form 8-K(s) provides the names and details of said Transaction and is incorporated herein by reference .

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT HIGHWAY SOLUTIONS, INC.

Date: November 6, 2018	By:	/s/ Devon Jones
Devon Jones
Chief Executive Officer

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